AOMT 2020-R1 ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on loans backed by residential properties (both residential mortgage loans and small balance commercial loans secured by residential properties or mixed-use properties being leased to generate income; together the “Loans”) acquired by Angel Oak Real Estate Investment Trust I (the “Client”) through its correspondent flow business channel. The Review was conducted from October 2015 through July 2016 on Loans with origination dates from March 2015 through April 2016 via files imaged and provided by the Client or its designee for review.

The securitization transaction referred to as the AOMT 2020-R1 transaction (the “Current Securitization”) has an aggregate loan population of 954. In total during the Review, AMC reviewed a total of 84 unique mortgage loans for inclusion in the securitization.

In addition to the Review, AMC also previously performed certain due diligence services (the “Previous Review”) with respect to an additional 870 loans (the “Previously Reviewed Loans”) that are included in the Current Securitization and that were previously included in prior rated securitization transactions referred to as the AOMT 2017-1, AOMT 2017-2, AOMT 2017-3 and AOMT 2018-1 transactions. Information with respect to the Previously Reviewed Loans can be found in (i) Exhibit 99.1 in the Form ABS-15G filed by Angel Oak Mortgage Trust I, LLC on February 22, 2017 (Accession Number: 0001193125-17-052158), (ii) Exhibit 99.1 in the Form ABS-15G filed by Angel Oak Mortgage Trust I, LLC on June 21, 2017 (Accession Number: 0001193125-17-209332), (iii) Exhibit 99.1 in the Form ABS 15G filed by Angel Oak Mortgage Trust I, LLC and Angel Oak Mortgage Trust I, LLC 2017-3 on November 9, 2017 (Accession Number: 0001193125-17-339018) and (iv) Exhibit 99.1 in the Form ABS 15G filed by Angel Oak Mortgage Trust I, LLC and Angel Oak Mortgage Trust I, LLC 2018-1 on March 20, 2018 (Accession Number: 0001387131-18-001138) (items (i) through (iv) collectively, the “Previous Executive Summaries”). The AMC Loan ID# for each of the Previously Reviewed Loans can be found on Exhibit A attached hereto.

(2) Sample size of the assets reviewed.

The initial population consisted of eighty-four (84) mortgage loans with an aggregate original principal balance of approximately $26.252 million.

Within this population there were 71 Loans that were reviewed by AMC to nationally recognized statistical rating organizations, NRSRO(s), standards for compliance, credit, and valuation (the “Residential Population”) and 13 Loans were not reviewed for compliance given the stated loan purpose (investor small balance commercial real estate loans secured by residential property; the “SBCRE Population”).

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the Loan file as captured during the Review. The data integrity review was completed versus tapes as provided at the time of initial diligence or subsequently updated. As the securitization population includes loans from different periods of time and from differing transactions, not all data elements were provided to AMC on every loan within the securitization population. This comparison, when data was available, included the following data fields:

# of Units	Interest Rate Change Frequency	Original Interest Rate Period
Amortization Term	Interest Rate Initial Cap	Original Loan Amount
Amortization Type	Interest Rate Life Cap	Original LTV
Borrower First Name	Interest Rate Life Floor	Original P&I
Borrower Last Name	Interest Rate Periodic Cap	Original Term
Borrower Self-Employed?	Investor: Qualifying Housing Ratio	Originator Loan Designation

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City	Investor: Qualifying Total Debt Ratio	Property Type
Coborrower First Name	Lien Position	Purpose
Coborrower Last Name	LTV Valuation Value	Refi Purpose
Coborrower Self-Employed?	Margin	Representative FICO
Contract Sales Price	MERS Min Number	State
Disbursement Date	Note Date	Street
Doc Type	Occupancy	Zip
First Payment Date	Original CLTV
Has FTHB	Original Interest Rate

**Appearing as either Investor: Qualifying Total Debt Ratio or Total Debt Ratio

Additional information about the data integrity review is included in Item 5 below.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC’s review was differentiated by the purpose of the loan in question and the guidelines for such loan origination. The description below differentiates between the Residential Population and the SBCRE Population.

Residential Population (71 Loans)

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

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Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/eligible decision where required by the guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by the guidelines and not AUS findings.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

SBCRE Population (13 Loans)

Each loan was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

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▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

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(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form (for the Residential Population), (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser (for residential properties) that was actively licensed to perform the valuation, (v) completed, for residential properties, such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

As noted above, 13 Loans were not subjected to compliance testing given the stated loan purpose.

Residential Population (71 Loans)

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

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AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

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i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Final application (1003);
  Note;
  Appraisal;
  Sales contract;
  Title/Preliminary Title;
  Initial TIL;
  Final TIL;
  Final HUD-1;
  Initial and final GFE’s;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  FACTA disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

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(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
b)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

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If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

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FOR APPLICATION DATES ON OR AFTER OCTOBER 3, 2015

For mortgage loans with application dates on or after October 3, 2015 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 and FOR APPLICATION DATES ON OR AFTER JANUARY 10. 2014 sections above plus:

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (the "SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(XII) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

10 | Page

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(XIII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

  Loan Estimates;
  Closing Disclosures; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the Form ABS Due Diligence-15E.

COMPLIANCE RESULTS SUMMARY

Please note that 13 Loans are small balance commercial loans on residential properties that were not subjected to a compliance review and did not receive a compliance grade. Of the remaining 71 mortgage loans, 71.83% received an “A” or “B” compliance grade under NRSRO grading criteria.

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NRSRO Grade	# Loans	% of Loans	% of Residential Population
A	19	22.62%	26.76%
B	32	38.10%	45.07%
C	20	23.81%	28.17%
Compliance Not Run	13	15.48%	N/A
Total	84	100.00%	100.00%

CREDIT RESULTS SUMMARY

Within the securitization population, 34 Loans (40.48%) possessed an “A” grade. The “B” grade corresponds to 43 Loans (51.19%) where the primary exception was based on a Loan characteristic falling outside of the applicable Underwriting Guidelines; however, a strong documented compensating factor existed.

NRSRO Grade	# Loans	% of Loans
A	34	40.48%
B	43	51.19%
C	7	8.33%
Total	84	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 100% of the Loans possessed an “A” or “B” grade.

NRSRO Grade	# Loans	% of Loans
A	82	97.62%
B	2	2.38%
C	0	0.00%
Total	84	100.00%

OVERALL RESULTS SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections above, 70.24% of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Loans	% of Loans
A	13	15.48%
B	46	54.76%
C	25	29.76%
Total	84	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 84 Loans reviewed, there were 47 different tape discrepancies across 13 data fields (some Loans had more than one data delta). As discussed above, there were 43 data fields included in the tape integrity review. Not all data fields would have been provided on all Loans within the securitization population.

The largest variances were found on Total Debt Ratio, Original Loan Designation, and Representative FICO. Please note that Investor: Qualifying Total Debt Ratios where the variance was less than 200 basis points were excluded as deltas.

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Field Label	Loans With Discrepancy	% Variance
Appraised Value	1	14.29%
Borrower Last Name	1	1.56%
First Payment Date	1	14.29%
Interest Rate Life Max	1	25.00%
Original Interest Rate	1	1.56%
Original P&I	2	3.70%
Originator Loan Designation	10	18.18%
Property Type	3	4.69%
Refi Purpose	1	5.56%
Representative FICO	5	8.06%
Street	1	14.29%
Total Debt Ratio	18	31.58%
Zip	2	3.13%
Total	47	0.00%

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

*Some tables may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	49	58.33%	10,515,598	40.06%
Adjustable	35	41.67%	15,736,699	59.94%
Total	84	100.00%	$26,252,297	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	84	100.00%	26,252,297	100.00%
Total	84	100.00%	$26,252,297	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	6	7.14%	1,830,000	6.97%
Cash Out: Home Improvement/Renovation	1	1.19%	85,000	0.32%
Cash Out: Other/Multi-purpose/Unknown Purpose	5	5.95%	1,438,429	5.48%
First Time Home Purchase	22	26.19%	5,783,500	22.03%
Other-than-first-time Home Purchase	37	44.05%	12,296,318	46.84%
Rate/Term Refinance - Borrower Initiated	13	15.48%	4,819,050	18.36%
Total	84	100.00%	$26,252,297	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	84	100.00%	26,252,297	100.00%
Total	84	100.00%	$26,252,297	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	38	45.24%	13,983,854	53.27%
Condo, Low Rise	6	7.14%	605,820	2.31%
Condo, High Rise	5	5.95%	1,551,000	5.91%
PUD	31	36.90%	9,374,523	35.71%
1 Family Attached	1	1.19%	390,000	1.49%
2 Family	3	3.57%	347,100	1.32%
Total	84	100.00%	$26,252,297	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	54	64.29%	21,926,677	81.68%
Investment	25	29.76%	3,746,470	13.96%
Second Home	5	5.95%	1,170,750	4.36%
Total	84	100.00%	$26,843,897	100.00%

14 | Page

EXHIBIT A

AMC LOAN ID#s FOR PREVIOUSLY REVIEWED LOANS

Review Population
200252339	201054720	201395115	201716021	202091656	202340385	202688594	202810210
200345807	201054721	201395120	201716022	202091657	202340386	202688596	202810211
200416277	201054724	201489087	201716025	202091661	202340387	202688599	202810212
200416285	201054725	201489088	201716026	202091668	202340388	202688603	202810214
200469219	201054730	201489096	201729315	202091669	202340400	202688604	202810215
200483465	201106403	201489101	201743994	202091671	202389244	202688606	202810217
200483469	201106404	201489103	201743996	202091674	202389975	202688607	202810219
200591130	201106409	201489104	201743998	202091677	202389977	202688608	202810222
200664723	201106413	201489109	201744002	202091678	202389978	202688609	202810224
200669947	201106415	201489117	201744006	202091688	202389979	202688611	202810237
200669948	201106417	201490614	201744007	202091689	202406609	202688620	202810239
200669955	201106420	201490618	201779907	202092487	202406610	202688623	202810241
200678517	201106422	201490619	201779910	202164402	202406612	202688625	202810244
200678521	201106427	201490624	201779912	202164527	202406624	202688629	202815356
200684314	201106429	201491244	201779913	202164528	202406819	202688746	202815359
200707523	201106435	201491245	201793337	202164531	202406823	202688751	202815363
200707525	201129306	201491246	201793339	202164533	202406824	202688752	202815365
200707526	201129307	201491255	201793342	202164535	202426243	202688754	202815368
200707527	201130515	201491256	201793343	202164536	202426245	202688765	202837777
200707528	201130517	201491260	201793353	202164542	202426251	202688767	202837780
200707529	201136351	201556470	201793355	202229630	202426254	202688769	202837782
200707530	201136352	201609575	201793358	202229635	202426255	202688773	202837785
200707531	201136355	201609576	201793363	202229638	202426260	202688774	202837786
200707532	201136357	201609578	201793364	202255184	202426261	202688775	202837793
200707534	201136359	201609582	201819187	202255201	202426268	202688776	202837795
200707535	201138024	201609583	201819191	202255206	202426273	202688779	202837796
200730814	201138025	201609587	201819192	202255208	202426274	202693323	202837798
200730816	201138026	201609590	201829550	202255209	202426275	202693324	202837800
200757904	201138076	201609591	201829551	202255213	202426283	202693325	202837804
200757906	201138078	201609682	201829555	202255215	202480293	202693326	202837806
200821340	201138082	201609691	201829559	202255218	202480302	202693331	202837807
200821342	201138084	201609693	201829561	202255220	202480308	202693338	202837810
200821343	201138086	201609695	201829562	202255221	202480309	202693339	202837814
200821346	201138094	201612206	201829563	202255224	202480310	202693344	202837819
200821354	201138097	201612209	201829564	202255225	202480313	202693346	202837820
200821358	201138129	201612219	201829565	202263277	202480315	202693348	202837828
200853329	201138131	201613808	201829571	202263278	202480318	202693465	202837829
200853334	201150981	201634695	201829573	202263279	202480321	202693468	202837831
200853335	201150983	201634696	201829574	202263280	202480323	202693469	202837834
200853339	201150984	201634699	201829575	202263282	202480326	202693472	202837835
200853343	201150986	201634701	201829586	202263283	202480327	202700303	202837836
200853350	201150988	201634702	201829589	202263287	202480329	202700305	202891964

15 | Page

200853352	201150989	201634703	201829590	202263288	202480335	202703075	202891967
200853356	201150992	201634712	201829593	202263292	202480337	202703076	202891975
200853358	201150997	201634714	201831113	202263298	202480343	202703077	202891980
200853359	201151003	201634718	201831116	202263301	202480344	202703083	202891981
200904932	201151005	201634719	201831118	202263305	202480345	202703088	202891984
200904936	201151006	201634723	201831124	202263306	202480346	202703094	202891986
200904937	201161924	201634726	201831131	202263307	202500638	202728309	202891992
200904938	201161926	201634729	201831132	202263311	202500642	202728310	202891993
200904939	201161928	201634743	201831134	202263312	202500647	202728320	202891997
200930756	201161934	201634744	201831135	202263313	202500649	202728327	202898563
200930760	201161936	201634745	201907277	202263316	202500652	202728330	202898565
200930766	201161939	201634750	201907278	202263320	202500653	202728331	202898572
200930775	201161942	201634751	201907283	202263321	202500654	202728333	202898574
200930777	201178734	201634752	201907291	202263332	202500655	202728334	202898580
200952034	201231433	201634755	201907293	202263334	202500658	202728337	202898581
200952037	201233573	201641523	201907297	202263339	202500659	202728338	202898583
200952042	201233574	201641727	201917681	202263340	202500668	202728339	202898589
200952044	201233576	201641730	201917682	202263342	202500670	202728340	202898598
200952045	201233577	201641731	201966183	202263347	202520156	202728344	202898605
200956543	201233582	201641741	201966188	202263349	202520158	202790274	202898606
200956552	201234815	201641743	201966199	202263350	202520164	202790276	202917249
200956562	201234820	201641744	201966200	202263353	202520167	202790283	202917252
200956566	201236142	201643601	201966218	202263358	202520172	202790286	202917253
200956568	201236151	201643604	201966219	202287400	202520173	202790288	202917256
200956573	201236153	201643616	201966224	202287405	202520174	202790290	202917257
200964342	201236156	201644885	201966226	202287414	202520176	202790291	202917258
200984869	201236157	201652579	201966227	202287415	202520177	202790296	202917273
200984872	201236160	201652581	201966228	202287416	202520181	202790299	202917281
200984883	201244753	201652584	201966229	202287417	202520182	202790303	202917283
200984885	201244761	201652592	201966231	202325626	202520183	202790306	202957205
200993396	201244762	201652593	201966232	202325632	202520184	202791539	202957207
200993398	201244769	201652594	201966235	202325643	202520187	202791541	202957212
200993402	201246907	201652876	201966240	202325649	202520188	202791543	202957213
200993407	201246908	201652877	201966246	202325651	202599367	202791553	202957218
200993409	201246913	201652878	201998101	202325655	202599371	202791555	202957221
200998301	201246915	201652879	201998105	202325656	202599379	202791566	202957225
200999605	201246918	201652880	201998106	202325661	202599381	202791567	202957228
200999613	201260187	201652882	201998111	202325668	202599383	202791569	202957229
200999614	201260188	201652883	201998112	202338193	202599384	202801948	202957230
200999616	201260190	201652884	201998114	202338197	202599385	202801954	202957235
200999623	201260191	201652900	202034648	202338205	202599387	202801960	202957236
200999626	201272174	201679662	202034649	202340287	202599390	202801961	202957238
200999628	201287944	201679663	202034650	202340292	202643233	202801964	202957239
200999630	201287952	201679664	202034655	202340297	202643234	202801966	202957245
200999631	201287955	201679694	202034896	202340299	202643240	202802014	202957249
200999633	201287958	201679695	202034898	202340304	202643241	202802016	202957254
200999636	201287959	201679696	202065378	202340309	202643243	202802018	202957257

16 | Page

200999638	201287963	201679697	202065382	202340311	202643245	202802021	202957260
200999639	201287967	201679698	202065385	202340318	202643249	202802023	202957265
200999644	201310589	201707785	202065386	202340320	202643250	202802027	202957266
201002104	201310591	201707788	202065391	202340321	202643251	202802028	202957268
201002113	201313786	201707789	202077318	202340323	202643252	202802031	202957269
201002120	201313787	201707791	202077319	202340326	202643253	202804797	202957270
201011877	201313788	201707798	202077321	202340327	202643254	202804798	202957274
201011879	201313789	201707799	202077327	202340329	202643255	202804801	202957280
201011886	201313791	201707801	202077332	202340330	202643256	202804802	203048564
201011887	201313793	201707802	202077333	202340332	202643258	202804804	203048573
201011888	201395085	201707804	202077335	202340334	202643260	202804808	203048577
201011890	201395087	201707805	202077337	202340335	202643261	202810201	203048582
201011894	201395089	201707806	202077339	202340337	202643266	202810202	203048600
201011895	201395090	201707810	202077342	202340349	202643268	202810203	203048602
201054691	201395093	201707812	202077345	202340356	202643271	202810204	203048604
201054694	201395095	201716004	202077351	202340363	202688579	202810205	213049351
201054703	201395103	201716006	202077362	202340366	202688583	202810206	900007614
201054708	201395106	201716014	202077364	202340375	202688586	202810207	900010437
201054716	201395111	201716016	202091522	202340380	202688587	202810208
201054719	201395112	201716017	202091652	202340382	202688592	202810209

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